Exhibit 4.3



                             HEALTHSOUTH CORPORATION


                       Floating Rate Senior Notes due 2014
                          10.75% Senior Notes due 2016



                          REGISTRATION RIGHTS AGREEMENT

                                                              New York, New York
                                                                   June 14, 2006

Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
Citigroup Global Markets Inc.
J.P. Morgan Securities Inc.

Deutsche Bank Securities Inc.
Goldman, Sachs & Co.
Wachovia Capital Markets, LLC

In care of:

Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
4 World Financial Center
New York, New York 10080

Ladies and Gentlemen:

         HealthSouth Corporation, a Delaware corporation (the "Issuer"), proposes to issue and sell to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Initial Purchasers"), upon the terms set forth in a purchase agreement dated June 9, 2006 (the "Purchase Agreement"), $375,000,000 aggregate principal amount of its Floating Rate Senior Notes due 2014 (the "Floating Rate Notes") and $625,000,000 aggregate principal amount of its 10.75% Senior Notes due 2016 (the "2016 Notes" and, together with the Floating Rate Notes, the "Initial Securities"), to be guaranteed on an unsecured senior basis by each of the Issuer's subsidiaries party to the Purchase Agreement (the "Guarantors"). As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the Initial Purchasers' obligations thereunder, the Issuer and the Guarantors jointly and severally agree, (i) for the benefit of the Initial Purchasers and
(ii) for the benefit of the holders from time to time of the Initial Securities (including the Initial Purchasers) (each of the foregoing a "Holder" and together the "Holders"), as follows:

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         1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

         "Additional Interest" has the meaning set forth in Section 7(a) hereof.

         "Additional Interest Rate" has the meaning set forth in Section 7(a) hereof.

         "Affiliate" of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Commission" means the Securities and Exchange Commission.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Exchange Offer Prospectus" means the Prospectus included in the Exchange Offer Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Exchange Securities covered by such Exchange Offer Registration Statement, and all amendments and supplements thereto and all material incorporated by reference therein.

         "Exchange Offer Registration Period" means the 180-day period following the consummation of the Registered Exchange Offer, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement.

         "Exchange Offer Registration Statement" means a registration statement of the Issuer and the Guarantors on an appropriate form under the Securities Act with respect to the Registered Exchange Offer, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "Exchanging Dealer" means any Holder (which may include the Initial Purchasers) which is a broker-dealer electing to exchange Initial Securities acquired for its own account as a result of market-making activities or other trading activities for Exchange Securities.

         "Exchange Securities" means, with respect to each series of Initial Securities, debt securities of the Issuer identical in all material respects to such series of Initial Securities (except that the additional interest provisions and the transfer restrictions will be modified or eliminated, as appropriate), to be issued under the Indenture governing such series of Initial Securities.

         "Holder" has the meaning set forth in the preamble hereto.

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         "Indentures" means the Indenture relating to the Floating Rate Notes and the Indenture relating to the 2016 Notes, each dated as of June 14, 2006, among the Issuer, the Guarantors and The Bank of Nova Scotia Trust Company of New York, as trustee, as each of them may be amended from time to time in accordance with the terms thereof.

         "Majority Holders" means, with respect to each series of Securities, the Holders of a majority of the aggregate principal amount of such Securities that are registered under a Registration Statement. For purposes of determining the Majority Holders of a series of Securities, Initial Securities of a series and Exchange Securities issued in exchange therefor shall be deemed a single series of Securities.

         "Managing Underwriters" means the investment banker or investment bankers and manager or managers that shall administer an offering of securities under a Shelf Registration Statement.

         "Prospectus" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Initial Securities or Exchange Securities covered by such Registration Statement, and all amendments and supplements to the Prospectus, including post-effective amendments.

         "Registered Exchange Offer" means the proposed offer to the Holders to issue and deliver to such Holders, in exchange for each series of Initial Securities, a like principal amount of Exchange Securities with respect to such series of Initial Securities.

         "Registration Default" has the meaning set forth in Section 7(a) hereof.

         "Registration Securities" has the meaning set forth in Section 3(a) hereof.

         "Registration Statement" means any Exchange Offer Registration Statement or Shelf Registration Statement that covers any of the Initial Securities or the Exchange Securities pursuant to the provisions of this Agreement, and all amendments and supplements to such registration statement, including, without limitation, post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "Securities" means the Initial Securities and the Exchange Securities.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Shelf Registration" means a registration effected pursuant to Section 3 hereof.

         "Shelf Registration Period" has the meaning set forth in Section 3(b) hereof.

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         "Shelf Registration Statement" means a "shelf" registration statement of the Issuer and the Guarantors pursuant to the provisions of Section 3 hereof which covers some of or all the Initial Securities or Exchange Securities, as applicable, on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "Trustee" means the trustee with respect to the Initial Securities and the Exchange Securities under each of the Indentures.

         "underwriter" means any underwriter of securities in connection with an offering thereof under a Shelf Registration Statement.

         2. Registered Exchange Offer; Resales of Exchange Securities by Exchanging Dealers; Private Exchange.

         (a) The Issuer and the Guarantors shall prepare and, not later than 30 days after the Issuer is required under the Exchange Act to file its Annual Report on Form 10-K for the fiscal year ending December 31, 2006 (after giving effect to all applicable extensions under the Exchange Act), shall file with the Commission, an Exchange Offer Registration Statement with respect to the Registered Exchange Offer. The Issuer and the Guarantors shall use their reasonable best efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act no later than 180 days after the filing thereof.

         (b) As soon as practicable after the effectiveness of the Exchange Offer Registration Statement, the Issuer shall commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Initial Securities of a series for Exchange Securities of the applicable series (assuming that such Initial Securities do not constitute a portion of an unsold allotment acquired by such Holder directly from the Issuer, such Holder is not an Affiliate of the Issuer or any Guarantor, such Holder acquires the Exchange Securities in the ordinary course of its business and such Holder has no arrangements with any person to participate in the distribution of the Exchange Securities) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States.

         (c) In connection with the Registered Exchange Offer, the Issuer shall:

            (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

            (ii) keep the Registered Exchange Offer open for not less than 30 days (or longer if required by applicable law) after the date notice thereof is mailed to the Holders;

            (iii) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York; and

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

            (iv) comply in all material respects with all applicable laws.

         (d) As soon as practicable after the close of the Registered Exchange Offer, the Issuer shall:

            (i) accept for exchange all Initial Securities tendered and not validly withdrawn pursuant to the Registered Exchange Offer;

            (ii) deliver to the Trustee for cancellation all Initial Securities so accepted for exchange; and

            (iii) cause the Trustee promptly to authenticate and deliver to each Holder of Initial Securities a principal amount of Exchange Securities of the applicable series equal to the principal amount of the Initial Securities of such Holder so accepted for exchange.

         (e) The Initial Purchasers, the Issuer and the Guarantors acknowledge that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, and in the absence of an applicable exemption therefrom, each Exchanging Dealer is required to deliver a Prospectus in connection with a sale of any Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer in exchange for Initial Securities acquired for its own account as a result of market-making activities or other trading activities. Accordingly, the Issuer and the Guarantors shall:

            (i) include the information set forth in Annex A hereto on the cover of the Exchange Offer Registration Statement, in Annex B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Exchange Offer, in Annex C hereto in the underwriting or plan of distribution section of the Prospectus forming a part of the Exchange Offer Registration Statement, and in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer (it being understood that a Holder's participation in the Exchange Offer is conditioned on the Holder, by executing and returning the Letter of Transmittal, representing in writing to the Issuer as set forth in Rider B of Annex D hereto); and

            (ii) use reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective under the Securities Act during the Exchange Offer Registration Period (or such shorter period during which Exchanging Dealers are required by law to deliver a Prospectus) for delivery by Exchanging Dealers in connection with sales of Exchange Securities received pursuant to the Registered Exchange Offer, as contemplated by Section 4(h) below.

         (f) In the event that any Initial Purchaser determines that it is not eligible to participate in the Registered Exchange Offer with respect to the exchange of Initial Securities constituting any portion of an unsold allotment, at the request of such Initial Purchaser, the Issuer and the Guarantors shall issue and deliver to such Initial Purchaser (or the party purchasing Exchange Securities that are to be registered under a Shelf Registration Statement as contemplated by Section 3 hereof from such Initial Purchaser) in exchange for such Initial Securities, a like principal amount of the applicable Exchange Securities. The Issuer and the


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Guarantors shall use their reasonable best efforts to cause the CUSIP
Service Bureau to issue the same CUSIP number for such Exchange Securities as for Exchange Securities issued pursuant to the Registered Exchange Offer.

         3. Shelf Registration. If, (i) because of any change in law or applicable interpretations thereof by the Commission's staff, the Issuer determines upon advice of outside counsel that the Issuer and the Guarantors are not permitted to effect the Registered Exchange Offer as contemplated by Section 2 hereof, or (ii) for any other reason the Registered Exchange Offer is not consummated within 220 business days following the filing date of the Exchange Offer Registration Statement pursuant to Section 2(a), or (iii) any Initial Purchaser so requests with respect to Initial Securities not eligible to be exchanged for Exchange Securities in a Registered Exchange Offer (or any Exchange Securities received pursuant to Section 2(f)), or (iv) any Holder (other than an Exchanging Dealer) is prohibited by law or the Commission's policy from participating in the Registered Exchange Offer or is unable to resell the Exchange Securities acquired by it in the Registered Exchange Offer to the public without delivering a Prospectus (or an effective notice under Rule 173 under the Securities Act), the following provisions shall apply:

         (a) The Issuer and the Guarantors shall promptly file with the Commission (or, if permitted by Rule 430B under the Securities Act, otherwise designate an existing registration statement filed with the Commission as) a Shelf Registration Statement relating to the offer and sale of the Initial Securities or the Exchange Securities, as applicable, by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement (such Initial Securities or Exchange Securities, as applicable, to be sold by such Holders under such Shelf Registration Statement being referred to herein as "Registration Securities"), and shall use their reasonable best efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act (x) in the case of a Shelf Registration Statement filed pursuant to clause (i) of the first paragraph of this Section 3, on or prior to the 180th day after the date on which an Exchange Offer Registration Statement is required to be filed pursuant to
Section 2(a) and (y) in the case of a Shelf Registration Statement filed pursuant to clause (ii), (iii) or (iv) of the first paragraph of this Section 3, on or prior to the 60th day after the date on which such Shelf Registration Statement is required to be filed. Unless the Shelf Registration Statement is an automatic shelf registration statement (as defined in Rule 405 under the Securities Act), the Issuer and the Guarantors shall include in such Shelf Registration Statement the information required by Rule 430B(b)(2)(iii) under the Securities Act.

         (b) The Issuer and the Guarantors shall use their reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders until the earliest of (i) the time when all Securities covered by such Shelf Registration Statement can be sold pursuant to Rule 144 without any limitations under clauses (c), (e), (f) and (h) of Rule 144, (ii) two years from the date of original issuance of the Initial Securities and (iii) the date on which all Securities registered thereunder are disposed of in accordance therewith (in any such case, such period being called the "Shelf Registration Period"). The Issuer and the Guarantors shall be deemed not to have used their reasonable best efforts to keep the Shelf Registration Statement effective during the Shelf Registration Period if the Issuer or any Guarantor takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period; provided that the


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Issuer and the Guarantors may suspend the use of the Prospectus under such
Shelf Registration Statement for a period not to exceed 30 days in any three-month period or an aggregate of 120 days in any 12-month period if the Board of Directors of the Issuer determines in good faith that because of bona fide business reasons (not including the avoidance of the Issuer's and the Guarantors' obligations hereunder), including the acquisition or divestiture of assets, pending corporate developments and similar events, it is in the best interests of the Issuer and the Guarantors to suspend the use of such Prospectus, and prior to suspending such use, the Issuer provides Holders of the applicable Securities with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension; provided, further, that the Issuer and the Guarantors shall as soon as practicable comply with the requirements of Section 4(k) hereof, if applicable.

         4. Registration Procedures. In connection with any Shelf Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply:

            (a) (i) The Issuer shall furnish to each Initial Purchaser, prior to the filing or designation thereof with the Commission, a copy of any Exchange Offer Registration Statement, each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall reflect in each such document, when so filed or designated with the Commission, such comments as such Initial Purchaser reasonably may propose.

            (ii) The Issuer shall furnish to each Initial Purchaser, prior to the filing or designation thereof with the Commission, a copy of any Shelf Registration Statement, each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall reflect in each such document, when so filed or designated with the Commission, such comments as any Holder whose Securities are to be included in such Shelf Registration Statement reasonably may propose.

            (b) The Issuer and the Guarantors shall ensure that (i) any Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Registration Statement and any amendment thereto does not, when it becomes effective (or, in the case of a previously filed registration statement that is effective at the time it is designated as a Shelf Registration Statement, when it is so designated), contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (c) (1) The Issuer shall advise each Initial Purchaser and, in the case of a Shelf Registration Statement, the Holders of Securities covered thereby, and, if requested by any Initial Purchaser or any such Holder, confirm such advice in writing:

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              (i) when a Registration Statement and any amendment thereto has been filed (or, in the case of a previously filed registration statement designated as a Shelf Registration Statement, when it is so designated) with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective (or, in the case of a previously filed registration statement that is effective at the time it is designated as a Shelf Registration Statement, when it is so designated); and

              (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus included therein or for additional information.

              (2) The Issuer shall advise each Initial Purchaser and, in the case of a Shelf Registration Statement, the Holders of Securities covered thereby, and, in the case of an Exchange Offer Registration Statement, any Exchanging Dealer which has provided in writing to the Issuer a telephone or facsimile number and address for notices, and, if requested by any Initial Purchaser or any such Holder or Exchanging Dealer, confirm such advice in writing:

              (i) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

              (ii) of the receipt by the Issuer or any Guarantor of any notification with respect to the suspension of the qualification of the Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

              (iii) of the happening of any event that requires the making of any changes in the Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

    Each such Holder or Exchanging Dealer agrees by its acquisition of such Securities to be sold by such Holder or Exchanging Dealer, that, upon being so advised by the Issuer of any event described in clause (iii) of this paragraph (c)(2), such Holder or Exchanging Dealer will forthwith discontinue disposition of such Securities under such Registration Statement or Prospectus, until such Holder's or Exchanging Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by paragraph 4(k) hereof, or until it is advised in writing by the Issuer that the use of the applicable Prospectus may be resumed.

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

            (d) The Issuer and the Guarantors shall use their reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time.

            (e) The Issuer shall furnish to each Holder of Securities included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, any documents incorporated by reference therein and all exhibits thereto (including those incorporated by reference therein).

            (f) The Issuer shall, during the Shelf Registration Period, deliver to each Holder of Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and each of the Issuer and each Guarantor hereby consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Securities in connection with the offering and sale of the Securities covered by the Prospectus or any amendment or supplement thereto.

            (g) The Issuer shall furnish to each Exchanging Dealer that so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if the Exchanging Dealer so requests in writing, any documents incorporated by reference therein and all exhibits thereto (including those incorporated by reference therein).

            (h) The Issuer shall, during the Exchange Offer Registration Period, promptly deliver to each Exchanging Dealer, without charge, as many copies of the Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as such Exchanging Dealer may reasonably request for delivery by such Exchanging Dealer in connection with a sale of Exchange Securities received by it pursuant to the Registered Exchange Offer; and the Issuer and each Guarantor hereby consents to the use of the Prospectus or any amendment or supplement thereto by any such Exchanging Dealer, as aforesaid.

            (i) Prior to the Registered Exchange Offer or any other offering of Securities pursuant to any Registration Statement, the Issuer shall obtain any necessary registration or qualification (or cooperate with the Holders of Securities included therein and their respective counsel in connection with any necessary registration or qualification) of such Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Registration Statement; provided, however, that the Issuer will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

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            (j) The Issuer and the Guarantors shall cooperate with the Holders of Securities to facilitate the timely preparation and delivery of certificates representing Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request in writing at least three business days prior to sales of Securities pursuant to such Registration Statement.

            (k) Upon the occurrence of any event contemplated by paragraph
    (c)(2)(iii) above, the Issuer and the Guarantors shall as soon as practicable prepare a post-effective amendment to any Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (l) Not later than the effective date (or the designation date, in the case of a previously filed registration statement that is effective at the time it is designated as a Shelf Registration Statement) of any such Registration Statement hereunder, the Issuer and the Guarantors shall provide CUSIP numbers for each series of Initial Securities and Exchange Securities registered under such Registration Statement, and provide the Trustee with printed certificates for each such series of Initial Securities or Exchange Securities, in a form eligible for deposit with The Depository Trust Company or any successor thereto under the applicable Indenture.

            (m) The Issuer and the Guarantors shall use their reasonable best efforts to comply in all material respects with all applicable rules and regulations of the Commission to the extent and so long as they are applicable to the Registered Exchange Offer or the Shelf Registration and will make generally available to the security holders of the Issuer a consolidated earnings statement covering a twelve-month period commencing after the effective date (or the designation date, in the case of a previously filed registration statement that is effective at the time it is designated as a Shelf Registration Statement) of the Registration Statement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which consolidated earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

            (n) The Issuer and the Guarantors shall cause each of the Indentures to be qualified under the Trust Indenture Act of 1939, as amended, on or prior to the effective date (or the designation date, in the case of a previously filed registration statement that is effective at the time it is designated as a Shelf Registration Statement) of any Shelf Registration Statement or Exchange Offer Registration Statement.

            (o) The Issuer may require each Holder of Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Issuer in writing such information regarding the Holder and the distribution of such Securities as the Issuer may from time to time reasonably require for inclusion in such Registration Statement. The Issuer may exclude from any such Registration Statement the Securities of any such Holder who fails

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

    to furnish such information within a reasonable time after receiving such request. Each Holder as to which any Shelf Registration is being effected agrees to furnish promptly to the Issuer all information required to be disclosed in order to make the information previously furnished to the Issuer by such Holder not materially misleading. Each Holder further agrees that neither such Holder nor any underwriter participating in any disposition pursuant to any Shelf Registration Statement on such Holder's behalf, will make any offer relating to the Securities to be sold pursuant to such Shelf Registration Statement that would constitute an issuer free writing prospectus (as defined in Rule 433 under the Securities Act) or that would otherwise constitute a "free writing prospectus" (as defined in Rule 405 under the Securities Act) required to be filed by the Issuer and the Guarantors with the Commission or retained by the Issuer and the Guarantors under Rule 433 of the Securities Act, unless it has obtained the prior written consent of the Issuer (and except as otherwise provided in any underwriting agreement entered into by the Issuer and the Guarantors and any such underwriter).

            (p) The Issuer shall, if requested, promptly incorporate in a prospectus supplement or post-effective amendment to a Shelf Registration Statement, such information with respect to a series of Securities as the Managing Underwriters, if any, and the Majority Holders of such series of Securities registered under such Shelf Registration Agreement reasonably agree should be included therein and shall make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.

            (q) (i) In the case of any Shelf Registration Statement, the Issuer and the Guarantors shall enter into such customary agreements (including, if requested, underwriting agreements in customary forms) and take all other customary and appropriate actions in order to expedite or facilitate the registration or the disposition of the Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 6 hereof (or such other provisions and procedures acceptable to the Majority Holders of each series of Securities registered under such Shelf Registration Statement and the Managing Underwriters, if any), with respect to all parties to be indemnified pursuant to Section 6 hereof.

            (ii) Without limiting in any way paragraph (q)(i), no Holder may participate in any underwritten registration hereunder unless such Holder
    (x) agrees to sell such Holder's Securities to be covered by such registration on the basis provided in any underwriting arrangements approved by the Majority Holders of each series of Securities covered by such underwritten registration and the Managing Underwriters and (y) completes and executes in a timely manner all customary questionnaires, powers of attorney, underwriting agreements and other documents reasonably required by the Issuer or the Managing Underwriters in connection with such underwriting arrangements.

            (r) In the case of any Shelf Registration Statement, the Issuer and the Guarantors shall (i) make reasonably available for inspection, at a location where they are normally kept and during normal business hours, by the Holders of Securities to be registered

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

    thereunder, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Issuer and its subsidiaries reasonably requested by such person; (ii) cause the officers, directors and employees of the Issuer and its subsidiaries to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent (each, an "Inspector") in connection with any such Registration Statement as is customary for due diligence examinations in connection with primary underwritten offerings; provided, however, that such Inspector shall first agree in writing with the Issuer that any information that is nonpublic at the time of delivery of such information shall be kept confidential by such Inspector, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; (iii) make, at customary times, such representations and warranties to the Holders of Securities registered thereunder and the underwriters, if any, in form, substance and scope, as are customarily made by an issuer to underwriters in primary underwritten offerings; (iv) obtain, at customary times, opinions of counsel to the Issuer and the Guarantors (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters; (v) obtain, at customary times, "comfort" letters and updates thereof from the independent certified public accountants of the Issuer (and, if necessary, any other independent certified public accountants of any subsidiary of the Issuer or of any business acquired by the Issuer or any of its subsidiaries for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to each selling Holder of Securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in "comfort" letters in connection with primary underwritten offerings; and (vi) deliver, at customary times, such documents and certificates as may be reasonably requested by the Majority Holders of any series of Securities registered under such Shelf Registration Statement and the Managing Underwriters, if any, including those to evidence compliance with Section 4(k) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Issuer and the Guarantors.

         5. Registration Expenses. The Issuer and the Guarantors shall jointly and severally bear all expenses incurred in connection with the performance of their obligations under Sections 2, 3 and 4 hereof and, in the event of any Shelf Registration Statement, will reimburse the Holders for the reasonable fees and disbursements of one law firm or counsel for each series of Securities designated by Majority Holders of such series of Securities registered under such Shelf Registration Statement to act as counsel for the Holders of such series of Securities in connection therewith. Notwithstanding the foregoing, the Holders of the Securities being registered shall pay all agency or brokerage fees and commissions and underwriting discounts and commissions attributable to the sale of such Securities and the fees and disbursements of any counsel or other advisors retained by such Holders (severally or jointly), other than the counsel and experts specifically referred to above in this Section 5, transfer taxes on resale of any of the Securities by such Holders and any advertising expenses incurred by or on behalf of such Holders in connection with any offers they may make.

         6. Indemnification and Contribution. (a) In connection with any Registration Statement, the Issuer and the Guarantors jointly and severally agree to indemnify and hold harmless each Holder of Securities covered thereby (including each Initial Purchaser and, with respect to any Prospectus delivery as contemplated in Section 4(h) hereof, each Exchanging Dealer), the directors, officers, employees and agents of each such Holder and each other person, if any, who controls any such Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of Securities) to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, regardless of whether such losses, claims, damages or liabilities result from actions by the Issuer or any Guarantor, any directors, officers, employees, advisors, agents or controlling persons of the Issuer or any Guarantor or by any third party and regardless of whether any party indemnified hereunder is a party to such action, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment or supplement thereof, or in any preliminary Prospectus or Prospectus, or in any amendment thereof or supplement thereto, or in any issuer free writing prospectus approved for use by the Issuer, or arise out of or are based upon the omission or alleged omission to state in any of the foregoing documents a material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Issuer and the Guarantors will not be liable to a Holder of Securities in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of any such Holder specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Issuer and the Guarantors may otherwise have.

         (b) Each Holder of Securities covered by a Registration Statement (including each Initial Purchaser and, with respect to any Prospectus delivery as contemplated in Section 4(h) hereof, each Exchanging Dealer) severally, and not jointly, agrees to indemnify and hold harmless the Issuer and each Guarantor, each of their directors and officers and each other person, if any, who controls the Issuer or any Guarantor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Issuer and the Guarantors to each such Holder, but only in respect of written information relating to such Holder furnished to the Issuer by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

         (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 6, notify the indemnifying party of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve the indemnifying party from any liability it may have to any indemnified party under paragraph (a) or (b) above except to the extent the indemnifying party has been materially prejudiced (through the forfeiture of substantial rights and defenses) by such failure and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying party be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from its own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegation or circumstances. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf or any indemnified party.

         (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(c) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

         (e) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under paragraph (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) (collectively, "Losses") referred to in paragraph (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the Registration Statement and the registration of the Securities covered thereby, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Issuer and the Guarantors shall be deemed to be equal to the total net proceeds from the sale of the Initial Securities (before deducting expenses) as set forth in the Final Offering Memorandum and in the Purchase Agreement. Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions as set forth in the

Final Offering Memorandum and in the Purchase Agreement, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Securities registered under the Securities Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Issuer or any Guarantor, on the one hand, or by Holders, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of any Losses shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding any other provision of this Section 6(e), the Holders of Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of Securities pursuant to the Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6(e), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act and each director, officer, employee, advisor and agent of such indemnified party shall have the same rights to contribution as such indemnified party.

         (f) The provisions of this Section 6 will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, any other Holder, the Issuer and any Guarantor or any underwriter or any of the officers, directors or controlling persons referred to in this
Section 6, and will survive the sale by a Holder of Securities covered by a Registration Statement.

         7. Additional Interest Under Certain Circumstances. (a) Additional interest (the "Additional Interest") with respect to any Securities shall be payable as follows, if any of the following events occur (each such event in clauses (i) through (vi) below, a "Registration Default"):

            (i) if the Issuer and the Guarantors fail to file an Exchange Offer Registration Statement with respect to such Securities with the Commission on or prior to the date that is 30 days after the Issuer is required under the Exchange Act to file its Annual Report on Form 10-K for the fiscal year ending December 31, 2006 (after giving effect to all applicable extensions under the Exchange Act);

            (ii) if the Exchange Offer Registration Statement with respect to such Securities is not declared effective by the Commission within 180 days after the filing thereof or, if obligated to file a Shelf Registration Statement pursuant to clause (i) of the first paragraph of Section 3, a Shelf Registration Statement with respect to such Securities is not declared effective by the Commission within 180 days after the date on which an Exchange Offer Registration Statement is required to be filed pursuant to Section 2(a);

            (iii) if the Registered Exchange Offer with respect to such Securities is not consummated on or before the 40th day after the Exchange Offer Registration Statement is declared effective;

            (iv) if obligated to file a Shelf Registration Statement pursuant to clause (ii), (iii) or (iv) of the first paragraph of Section 3, the Issuer and the Guarantors fail to file the Shelf Registration Statement with the Commission on or prior to the 30th day after the date on which the obligation to file such Shelf Registration Statement arises;

            (v) if obligated to file a Shelf Registration Statement pursuant to clause (ii), (iii) or (iv) of the first paragraph of Section 3, the Shelf Registration Statement is not declared effective on or prior to the 60th day after the filing thereof; or

            (vi) after the applicable Exchange Offer Registration Statement or Shelf Registration Statement, as the case may be, is declared effective, (A) such Registration Statement thereafter ceases to be effective or (B) such Registration Statement or the related Prospectus ceases to be usable (including if the use of the Prospectus is suspended by the Company for more than 30 days in any three-month period or an aggregate of 120 days in any 12-month period, as set forth in Section 3(b) hereof) in connection with resales of Securities covered by such Registration Statement during the period specified herein.

         Each of the foregoing will constitute a Registration Default whatever the reason for any such event and whether it is voluntary or involuntary or is beyond the control of the Issuer or any Guarantor or pursuant to operation of law or as a result of any action or inaction by the Commission.

         Additional Interest shall accrue with respect to the applicable Securities from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured or have ceased, at a rate of 0.25% per annum (the "Additional Interest Rate") for the first 90-day period immediately following the occurrence of such Registration Default. The Additional Interest Rate shall increase by an additional 0.25% per annum with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum Additional Interest Rate of 1.0% per annum. The Additional Interest shall be in addition to any other interest payable from time to time with respect to the applicable Securities.

         (b) A Registration Default referred to in Section 7(a)(vi) shall be deemed not to have occurred and be continuing in relation to a Shelf Registration Statement or the related Prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Issuer where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related Prospectus or (y) the occurrence of other material events or developments with respect to the Issuer that would need to be described in such Shelf Registration Statement or the related Prospectus and (ii) in the case of clause (y), the Issuer is proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement and related Prospectus to describe such events; provided, however, that in any case if such Registration Default occurs in excess of 30 days in any 90-day period or an aggregate of 90 days in any 12-month period, Additional Interest shall be payable in accordance with the above paragraph from the day such Registration Default occurred until such Registration Default is cured.

         (c) Any amounts of Additional Interest due pursuant to Section 7(a) will be payable in cash on the regular interest payment dates with respect to the Securities. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest Rate by the principal amount of the applicable Securities and further multiplied by a fraction, the numerator of which is the number of days such Additional Interest Rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

         8.  Miscellaneous.

         (a) Remedies. The Issuer and the Guarantors acknowledge and agree that any failure by them to comply with their obligations under Sections 2 or 3 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchaser or any Holder may obtain such relief as may be required to specifically enforce the obligations of the Issuer and the Guarantors under Sections 2 or 3 hereof.

         (b) No Inconsistent Agreements. None of the Issuer or the Guarantors has, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that limits the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

         (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Issuer has obtained the written consent of the Holders of at least a majority of the then outstanding aggregate principal amount of each series of Initial Securities (or, after the consummation of any Registered Exchange Offer, any Exchange Securities issued in exchange for such Initial Securities pursuant to Section 2 (including pursuant to Section 2(f)) affected by such amendment, qualification, modification, supplement, waiver or consent; provided that, with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser hereunder, the Issuer shall obtain the written consent of each such Initial Purchaser against which such amendment, qualification, modification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders of the applicable series of Securities, but as determined on the basis of Securities of such series that are being sold, rather than registered, under such Registration Statement.

         (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, facsimile, or air courier guaranteeing overnight delivery:

             (1) if to a Holder, at the most current address given by such Holder to the Issuer in accordance with the provisions of this Section 8(d), which address initially is, with respect to each Holder, the address of such Holder maintained by the registrar under the applicable Indenture, with a copy in like manner to Merrill Lynch, Pierce, Fenner & Smith Incorporated by facsimile (212-449-3207) and confirmed by mail to it at Merrill Lynch World Headquarters, North Tower, World Financial Center, New York, New York 10281-1201, Attention: Global Origination Counsel;

             (2) if to you, initially at the address set forth in the Purchase Agreement; and

             (3) if to the Issuer or the Guarantors, initially at the address set forth in the Purchase Agreement.

         All such notices and communications shall be deemed to have been duly given when received.

         The Initial Purchasers or the Issuer by notice to the other may designate additional or different addresses for subsequent notices or communications.

         (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Issuer and the Guarantors or subsequent Holders of Securities. The Issuer and the Guarantors hereby agree to extend the benefits of this Agreement to any Holder of Securities and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

         (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF).

         (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

         (j) Securities Held by the Issuer or Any Guarantor, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of a series of Securities is required hereunder, Securities of such series held by the Issuer, any Guarantor or any of their Affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

         (k) Termination. This Agreement shall automatically terminate, without any further action on the part of the Issuer and the Guarantors or the Initial Purchasers, upon the termination or cancellation of the Purchase Agreement prior to the Closing Date.

         Please confirm that the foregoing correctly sets forth the agreement among the Issuer, the Guarantors and you.



                                     HEALTHSOUTH CORPORATION,



                                     By:  /s/ JAY GRINNEY
                                          -------------------------------------
                                          Name:   Jay Grinney
                                          Title:  President and Chief Executive
                                                  Officer



                                     EACH CORPORATION SET FORTH ON
                                     ANNEX I HERETO



                                     By:  /s/ JAY GRINNEY
                                          -------------------------------------
                                          Name:   Jay Grinney
                                          Title:  President

                                     Annex I
                                     -------

            -----------------------------------------------------------------
            Advantage Health Corporation

            Advantage Health Harmarville Rehabilitation Corporation

            ASC Network Corporation

            Baton Rouge Rehab, Inc.

            CMS Development and Management Company, Inc.

            CMS Jonesboro Rehabilitation, Inc

            Continental Medical of Arizona, Inc.

            Continental Medical Systems, Inc.

            Continental Rehabilitation Hospital of Arizona, Inc.

            Diagnostic Health Corporation

            HEALTHSOUTH Holdings, Inc.

            HEALTHSOUTH LTAC of Sarasota, Inc.

            HEALTHSOUTH Medical Center, Inc.

            HEALTHSOUTH of Altoona, Inc.

            HEALTHSOUTH of Austin, Inc.

            HEALTHSOUTH of Charleston, Inc.

            HEALTHSOUTH of Dothan, Inc.

            HEALTHSOUTH of East Tennessee, Inc.

            HEALTHSOUTH of Erie, Inc.

            HEALTHSOUTH of Fort Smith, Inc.

            HEALTHSOUTH of Henderson, Inc.

            HEALTHSOUTH of Houston, Inc.

            HEALTHSOUTH of Mechanicsburg, Inc.

            HEALTHSOUTH of Midland, Inc.

            HEALTHSOUTH of Montgomery, Inc.

            HEALTHSOUTH of Nittany Valley, Inc.

            HEALTHSOUTH of Pittsburgh, Inc.

            HEALTHSOUTH of Reading, Inc.

            HEALTHSOUTH of San Antonio, Inc.

            HEALTHSOUTH of South Carolina, Inc.

            HEALTHSOUTH of Spring Hill, Inc.

            HEALTH SOUTH of Texarkana, Inc.

            HEALTH SOUTH of Texas, Inc.

            HEALTH SOUTH of Toms River, Inc.

            HEALTHSOUTH of Treasure Coast, Inc.

            HEALTH SOUTH of Utah, Inc.

            HEALTH SOUTH of York, Inc.

            HEALTHSOUTH of Yuma, Inc.

            HEALTHSOUTH Properties Corporation

            HEALTHSOUTH Real Property Holding Corporation

            HEALTHSOUTH Rehabilitation Center, Inc.

            HEALTHSOUTH  S.C. of  Scottsdale-Bell Road, Inc.

            HEALTHSOUTH Specialty Hospital, Inc.

            HEALTHSOUTH Sub-Acute Center of Mechanicsburg, Inc.

            HEALTHSOUTH Surgery Centers-West, Inc.

            HEALTHSOUTH Surgery Center of Fairfield, Inc.

            HEALTHSOUTH Surgical Center of Tuscaloosa, Inc.

            Kansas Rehabilitation Hospital, Inc.

            National Imaging Affiliates, Inc.

            National Surgery Centers, Inc.

            New England Rehabilitation Management Co., Inc.

            North Louisiana Rehabilitation Center, Inc.

            NSC Houston, Inc.

            Pacific Rehabilitation & Sports Medicine, Inc.

            Rebound, Inc.

            Rehab Concepts Corp.

            Rehabilitation Hospital Corporation of America, Inc.

            Rehabilitation Hospital of Colorado Springs, Inc.

            Rehabilitation Hospital of Nevada - Las Vegas, Inc.

            Rehabilitation Hospital of Plano, Inc.

            SelectRehab, Inc.

            Sherwood Rehabilitation Hospital, Inc.

            Surgery Center Holding Corporation

            Surgical Care Affiliates, Inc.

            Surgical Health Corporation

            Surgicare of Huntsville, Inc.

            Tarrant County Rehabilitation Hospital, Inc.

            Terre Haute Rehabilitation Hospital, Inc.

            Tyler Rehabilitation Hospital, Inc.

            Western Neuro Care, Inc.

            Chiron, Inc.

            HEALTHSOUTH Diagnostic Centers, Inc.

            HEALTHSOUTH of New Mexico, Inc.

            HEALTHSOUTH  S.C. of Portland, Inc.

            HSC of Beaumont, Inc.

            HVPG of California, Inc.

            Lakeland Physicians Medical Building, Inc.

            Lakeshore System Services of Florida, Inc.

            Little Rock-SC, Inc.

            National  Imaging Affiliates of Fayetteville, Inc.

            Neuro Imaging Institute, Inc.


            New England Rehabilitation Hospital, Inc.

            NSC Connecticut, Inc.

            NSC Seattle, Inc.

            SCA-Roseland, Inc.

            SCA-Shelby Development Corp.

            Surgicare of Laguna Hills, Inc.

                                                                  EXECUTION COPY



                                Collin County Rehab Associates Limited
                                Partnership

                                By:   Rehabilitation Hospital of Plano, Inc.
                                Its:  General Partner



                                      By:  /s/ JAY GRINNEY
                                          -------------------------------------
                                          Jay Grinney, its President



                                HEALTHSOUTH Bakersfield Rehabilitation
                                Hospital Limited Partnership

                                By:   HEALTHSOUTH Properties Corporation
                                Its:  General Partner


                                      By:  /s/ JAY GRINNEY
                                          -------------------------------------
                                          Jay Grinney, its President


                                HEALTHSOUTH Diagnostic Center of
                                Colorado Springs Limited Partnership

                                By:   Diagnostic Health Corporation
                                Its:  General Partner



                                      By:  /s/ JAY GRINNEY
                                          -------------------------------------
                                          Jay Grinney, its President

                                HEALTHSOUTH Diagnostic Centers of
                                Tennessee Limited Partnership

                                By:   HEALTHSOUTH Properties Corporation
                                Its:  General Partner



                                      By:  /s/ JAY GRINNEY
                                          -------------------------------------
                                          Jay Grinney, its President



                                HEALTHSOUTH Diagnostic Centers of Texas Limited Partnership

                                By:   HEALTHSOUTH Properties Corporation
                                Its:  General Partner



                                      By:  /s/ JAY GRINNEY
                                          -------------------------------------
                                          Jay Grinney, its President



                                HEALTHSOUTH Meridian Point Rehabilitation
                                Hospital Limited Partnership

                                By:   HEALTHSOUTH Properties Corporation
                                Its:  General Partner



                                      By:  /s/ JAY GRINNEY
                                          -------------------------------------
                                          Jay Grinney, its President

                                HEALTHSOUTH Northern Kentucky Rehabilitation
                                Hospital Limited Partnership

                                By:   HEALTHSOUTH Properties Corporation
                                Its:  General Partner



                                      By:  /s/ JAY GRINNEY
                                          -------------------------------------
                                          Jay Grinney, its President



                                HEALTHSOUTH of Largo Limited Partnership

                                By:   HEALTHSOUTH Real Property Holding
                                      Corporation
                                Its:  General Partner


                                      By:  /s/ JAY GRINNEY
                                          -------------------------------------
                                          Jay Grinney, its President



                                HEALTHSOUTH of Fort Lauderdale Limited
                                Partnership

                                By:   HEALTHSOUTH Real Property Holding
                                      Corporation
                                Its:  General Partner


                                      By:  /s/ JAY GRINNEY
                                          -------------------------------------
                                          Jay Grinney, its President

                                HEALTHSOUTH of Ohio Limited Partnership

                                By:   HEALTHSOUTH Properties Corporation
                                Its:  General Partner



                                      By:  /s/ JAY GRINNEY
                                          -------------------------------------
                                          Jay Grinney, its President


                                HEALTHSOUTH of Sarasota Limited Partnership

                                By:   HEALTHSOUTH Real Property Holding
                                      Corporation
                                Its:  General Partner



                                      By:  /s/ JAY GRINNEY
                                          -------------------------------------
                                          Jay Grinney, its President


                                HEALTHSOUTH of Tallahassee Limited Partnership

                                By:   HEALTHSOUTH Real Property Holding
                                      Corporation
                                Its:  General Partner



                                      By:  /s/ JAY GRINNEY
                                          -------------------------------------
                                          Jay Grinney, its President

                                HEALTHSOUTH Rehabilitation Center of
                                New Hampshire, Ltd.

                                By:   HEALTHSOUTH Corporation
                                Its:  General Partner


                                      By:  /s/ JAY GRINNEY
                                          -------------------------------------
                                          Jay Grinney, its President



                                HEALTHSOUTH Rehabilitation Hospital of
                                Arlington Limited Partnership

                                By:   HEALTHSOUTH Properties Corporation
                                Its:  General Partner


                                      By:  /s/ JAY GRINNEY
                                          -------------------------------------
                                          Jay Grinney, its President


                                HEALTHSOUTH Rehabilitation Institute of Tucson Limited Partnership

                                By:   HEALTHSOUTH Properties Corporation
                                Its:  General Partner


                                      By:  /s/ JAY GRINNEY
                                          -------------------------------------
                                          Jay Grinney, its President

                                HEALTHSOUTH Valley of the Sun Rehabilitation
                                Hospital Limited Partnership

                                By:   HEALTHSOUTH Properties Corporation
                                Its:  General Partner


                                      By:  /s/ JAY GRINNEY
                                          -------------------------------------
                                          Jay Grinney, its President



                                Rehabilitation Hospital of Nevada-Las
                                Vegas, L.P.

                                By:   Rehabilitation Hospital of Nevada-Las
                                      Vegas, Inc.
                                Its:  General Partner



                                      By:  /s/ JAY GRINNEY
                                          -------------------------------------
                                          Jay Grinney, its President




                                Sarasota LTAC Properties, LLC

                                By:   HEALTHSOUTH Corporation
                                Its:  Member



                                      By:  /s/ JAY GRINNEY
                                          -------------------------------------
                                          Jay Grinney, its President

                                Southern Arizona Regional
                                Rehabilitation Hospital, L.P.

                                By:   Continental Rehabilitation Hospital of
                                      Arizona, Inc.
                                Its:  General Partner


                                      By:  /s/ JAY GRINNEY
                                          -------------------------------------
                                          Jay Grinney, its President




                                Terre Haute Regional Rehabilitation
                                Hospital, L.P.

                                By:   Terre Haute Rehabilitation Hospital, Inc.
                                Its:  General Partner



                                      By:  /s/ JAY GRINNEY
                                          -------------------------------------
                                          Jay Grinney, its President

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.


Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
Citigroup Global Markets Inc.
J.P. Morgan Securities Inc.

Deutsche Bank Securities Inc.
Goldman, Sachs & Co.
Wachovia Capital Markets, LLC

By: Merrill Lynch, Pierce, Fenner & Smith
            Incorporated,


By:      /s/ HAROLD VARAH
       --------------------------------
Name:   Harold Varah
Title:  Vice President

                                                                         ANNEX A



         Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Exchange Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Issuer and the Guarantors have agreed that, starting on the date hereof (the "Expiration Date") and ending on the close of business on the day that is 180 days following the Expiration Date, it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B



         Each broker-dealer that receives Exchange Securities for its own account in exchange for Initial Securities, where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution."

                                                                         ANNEX C



                              PLAN OF DISTRIBUTION

         Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired as a result of market-making activities or other trading activities. Each of the Issuer and the Guarantors has agreed that, starting on the Expiration Date and ending on the close of business on the day that is 180 days following the Expiration Date, it will make this Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until , 200 , all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.*

         Neither the Issuer nor any of the Guarantors will receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Registered Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Registered Exchange Offer and any broker-dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit of any such resale of Exchange Securities and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         For a period of 180 days after the Expiration Date, the Issuer will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Issuer and the Guarantors have agreed to pay all expenses incident to the Exchange Offer (including the expenses of counsel for Holders of Initial Securities) other than commissions or concessions of any brokers or dealers and will indemnify the Holders of Initial Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

         [If applicable, add information required by Regulation S-K Items 507 and/or 508.]


_______________________
     * In addition, the legend required by Item 502(e) of Regulation S-K will appear on the back cover page of the Exchange Offer Prospectus.

                                                                         ANNEX D

                                     Rider A
                                     -------

              CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

              Name:     _______________________________________________________

              Address:  _______________________________________________________

                        _______________________________________________________


                                     Rider B
                                     -------

If the undersigned is not a broker-dealer, the undersigned represents that it acquired the Exchange Securities in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities and it has no arrangements or understandings with any person to participate in a distribution of the Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Initial Securities, it represents that the Initial Securities to be exchanged for Exchange Securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.